SUPPLEMENT DATED APRIL 20, 2022 TO THE current
STATUTORY PROSPECTUSES and statement of additional information FOR:
Invesco Advantage International Fund
Invesco EQV Asia Pacific Equity Fund
Invesco EQV European Equity Fund
Invesco EQV International Equity Fund
Invesco Global Focus Fund
Invesco Global Fund
Invesco Global Growth Fund
Invesco Global Opportunities Fund
Invesco International Core Equity Fund
Invesco International Equity Fund
Invesco International Select Equity Fund
Invesco International Small-Mid Company Fund
Invesco MSCI World SRI Index Fund
Invesco Oppenheimer International Growth Fund
(each, a “Fund”)
This supplement amends the Statutory Prospectus and Statement of Additional Information for each of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the prospectus and Statement of Additional Information and retain it for future reference.
The following disclosure is added to the discussion of Market Risk in the section titled “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Risks”:
•
Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia's invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.
The following information replaces in its entirety the corresponding information appearing under the section “INVESTMENT ADVISORY AND OTHER SERVICES – Investment Adviser” in the SAI with respect to Invesco MSCI World SRI Index Fund:
Fund Name	Annual Rate/Net Assets Per Advisory Agreement
Invesco MSCI World SRI Index Fund	First $2 billion 0.14%
Over $2 billion 0.12%

AIMF-STATSAI-SUP-042022